Exhibit 99.1
Krispy Kreme Board Nominates Refreshed Slate of Directors to Support Company’s Transformation

Bernardo Hees, Seasoned Executive in Food Retail and Consumer Goods,
Nominated to Join Board of Directors and Chair Strategy & Operating Committee

Charlotte, N.C. – April 23, 2025 – Krispy Kreme, Inc. (NASDAQ: DNUT) (the “Company”) today announced its Board of Directors (the “Board”) has nominated a refreshed slate of directors. The refreshed Board will provide valuable partnership for the management team as it continues to execute the Company’s transformation into a better and bigger Krispy Kreme. The director nominees include Bernardo Hees, Patrick Grismer, Easwaran Sundaram, and Gordon von Bretten. At the Company’s Annual Meeting on June 17, 2025, Krispy Kreme shareholders will vote on nominees for a nine-member Board. Following the meeting, it is anticipated that the Board will form a Strategy and Operating Committee chaired by Mr. Hees.

Bernardo Hees is a seasoned executive with a track record of leading global, consumer-facing businesses through transformative growth. He previously served as CEO of Kraft Heinz Company, Burger King Worldwide and H.J. Heinz Corporation, and Executive Chairman at Avis Budget Group. Reinforcing his confidence in Krispy Kreme’s strategy and profitable growth opportunities, he has personally invested in the Company’s common stock.

“Welcoming Bernardo to our Board at a pivotal time for Krispy Kreme will be invaluable as we seek to maximize shareholder value through our two largest growth opportunities: profitable U.S. expansion and capital-light international growth,” said Josh Charlesworth, Krispy Kreme CEO. “Establishing a Strategy and Operating Committee that leverages Bernardo’s experience will support me and my team as we strive to drive operational and financial success.”

“Krispy Kreme is one of the world’s most iconic and beloved brands,” said Hees. “I look forward to working with Josh, the management team, and fellow directors to drive disciplined global expansion, refranchising efforts, and operational efficiency that results in sustainable value creation.”

BOARD NOMINEES

Josh Charlesworth, Marissa Andrada, Patricia Capel, David Deno, and Gerhard Pleuhs, current directors, will stand for reelection. The following four nominees will stand for initial election at the Annual Meeting.

Bernardo Hees, Director Nominee and Expected Chair of the Strategy and Operating Committee
Mr. Hees is a highly accomplished global executive with more than 25 years of leadership experience across the consumer, logistics, and food retail sectors. He has served as CEO of The Kraft Heinz Company, H.J. Heinz Corporation, Burger King Worldwide, and América Latina Logística. Mr. Hees was also previously Executive Chairman of Avis Budget Group, Inc. and a Partner at 3G Capital. He is currently an Operating Partner at Cranemere Holdings Group and a member of the board of directors of Bunge Global SA and Avis Budget Group, Inc.

Patrick Grismer, Independent Director Nominee and Expected Member of the Audit and Finance Committee
Mr. Grismer is a finance executive with more than 35 years of relevant experience, including CFO roles at Starbucks, Hyatt Hotels, and YUM! Brands. He also held leadership positions at The Walt Disney Company and served as chair of the board of directors and chair of the audit committee of Panera Brands.

Easwaran Sundaram, Independent Director Nominee
Mr. Sundaram brings more than 25 years of technology, transformation, and supply chain experience. He formerly served as Chief Digital and Technology Officer at JetBlue and founded JetBlue Technology Ventures. Mr. Sundaram was also SVP of Global Supply Chain and Global CIO for Pall Corporation. He currently serves on the board of directors of SolarWinds Corporation, WESCO International, and Intelsat.

Gordon von Bretten, Director Nominee
Mr. von Bretten is currently a Senior Partner at JAB Holding Company. Prior to joining JAB in April 2024, he served as Chief Transformation Officer of Coty Inc. for four years. He is currently a member of the board of directors of Coty Inc.

Olivier Goudet, David Bell, Paul Michaels, Debbie Roberts, Philip Telfer, and Michelle Weese were not nominated for reelection.

“On behalf of the entire Board, I want to thank our outgoing directors for their guidance and partnership,” added Charlesworth. “Their counsel was critical as we evolved our model, expanded globally, and delivered consistent organic growth.”

About Krispy Kreme
Headquartered in Charlotte, N.C., Krispy Kreme is one of the most beloved and well-known sweet treat brands in the world. Our iconic Original Glazed® doughnut is universally recognized for its hot-off-the-line, melt-in-your-mouth experience. Krispy Kreme operates in 40 countries through its unique network of fresh doughnut shops, partnerships with leading retailers, and a rapidly growing digital business with more than 17,500 fresh points of access. Our purpose of touching and enhancing lives through the joy that is Krispy Kreme guides how we operate every day and is reflected in the love we have for our people, our communities, and the planet. Connect with Krispy Kreme Doughnuts at KrispyKreme.com and follow us on social: X, Instagram and Facebook.

Important Additional Information and Where To Find It
The Company will file proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). Prior to the Annual Meeting, the Company will file a definitive proxy statement (the “Proxy Statement”). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Proxy Statement, any amendments or supplements thereto and any other documents when filed by the Company with the SEC at the SEC’s website (http://www.sec.gov) or at the Company’s website at https://investors.krispykreme.com or by contacting the Company by email at ir@krispykreme.com or by mail at: Corporate Secretary, Krispy Kreme, Inc., 2116 Hawkins Street, Charlotte, NC 28203.

Certain Information Regarding Participants
The Company, its directors and certain of its executive officers and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from stockholders in connection with the Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its

2024 annual meeting of stockholders, filed with the SEC on April 24, 2024. Information regarding the ownership of the Company’s directors and executive officers in the shares of the Company’s common stock is included in their SEC filings on Forms 3, 4, and 5, which can be found at the SEC’s website at www.sec.gov. Additionally, each of the following individuals who have been nominated by the Company’s Board of Directors to stand for election as a director at the Annual Meeting may be deemed a participant in the solicitation: Bernardo Hees, who beneficially owns 694,445 shares of the Company’s common stock; Patrick Grismer, who does not beneficially own any shares of the Company’s common stock; Easwaran Sundaram, who does not beneficially own any shares of the Company’s common stock; and Gordon von Bretten, who does not beneficially own any shares of the Company’s common stock. More detailed and updated information regarding the identity of participants in the solicitation, and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Annual Meeting. These documents can be obtained free of charge from the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements
Certain information in this press release is forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995, including with relation to our business, prospects, future plans and strategies, and growth. Forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “will,” “seek,” “strive,” “expect,” “continue,” “anticipate,” or comparable terminology. Forward-looking statements are not a representation by us that the future plans, estimates, or expectations contemplated by us will be achieved. Many factors could cause our actual results to differ materially from those contained in forward-looking statements, including, without limitation, those risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on February 27, 2025 and in other filings we make from time to time with the SEC. These forward-looking statements are made only as of the date of this document, and we undertake no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future events, or otherwise, except as may be required by law.

Media Contact:
ICR for Krispy Kreme, Inc.
KrispyKreme@icrinc.com

Investor Contact:
IR@KrispyKreme.com